                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSRS

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06673

                           The Parnassus Income Trust
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)


       One Market -- Steuart Tower #1600, San Francisco, California 94105
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip code)


                                 Bryant Cherry
                               The Parnassus Fund
       One Market -- Steuart Tower #1600, San Francisco, California 94105
              ----------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

Item 1: Report(s) to Shareholders

                           THE PARNASSUS INCOME TRUST

                         SEMIANNUAL REPORT JUNE 30, 2003
--------------------------------------------------------------------------------
                                                                  August 4, 2003

Dear Shareholder:

     Enclosed you will find the reports for the three funds in the Parnassus Income Trust: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. The reports cover the first six months of 2003. Both the Fixed-Income Fund and the California Tax-Exempt Fund outperformed their Lipper peer group averages for the period. Because of its defensive posture, the Equity Income Fund lagged its Lipper average for the year-to-date, but it continues to be far ahead of the competition for the one, three, five and ten-year periods.

     We have had many new shareholders coming into the Equity Income Fund and that fund is now triple the size it was a year ago. I would like to welcome you into the Fund and let you know that we'll do our best to take good care of your money. Although that Fund slightly underperformed for this period, the long-term record is excellent and we'll strive to do better in the future.

     Todd Ahlsten manages the Equity Income Fund and the Fixed-Income Fund and wrote those two reports. Stephen Dodson and Ben Liao manage the California Tax-Exempt Fund. As many of you know, Ben took a leave late last year and he's back with us on a full-time basis. It's great to have him back.

     As many of you may know, mutual funds will soon be required to make public their proxy voting policies and procedures and also disclose their actual votes on proxy issues that come before the annual meetings of companies where they hold shares. We have drafted our proxy voting policies and procedures, and they should be on our website by August 5 and on the Securities and Exchange Commission's website (www.sec.gov) sometime next year. For those shareholders who prefer the old-fashioned way, you can request a copy of our policies by calling our toll-free number.

     Mutual funds are only required to disclose their actual votes once a year in August for the previous fiscal year ending June 30. The first disclosures would be in August of 2004 for the one year period ending June 30 of 2004. Since we are a social investment fund, we have decided to do more than the regulations require and we will be disclosing our actual votes in "real time." In other words, once we're up and running, you will be able to go to our website and see how we voted as soon as a meeting is held. Most annual meetings occur in the spring and cover the previous calendar year so there will be very few proxy votes to disclose until early next year. However, if there are any meetings held later this year, we will disclose our votes on the site. The disclosures will begin sometime late this year.

     The mutual fund industry opposed disclosure of proxy votes, but the social investment funds were in favor of it. Domini and Calvert were instrumental in getting the proposal passed. We think it's a good policy and it will help to enhance shareholder democracy and further the goals of the social investment movement.

                                   Yours truly,

                                   Jerome L. Dodson

                                   President


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                                    8/5/2003                        PAGE 1 OF 35

                               EQUITY INCOME FUND

     As of June 30, 2003, the net asset value per share (NAV) of the Equity Income Fund was $22.60, so after taking dividends into account, the total return for the first six months of the year was 8.00%. This compares to a gain of 11.76% for the S&P 500 and a gain of 9.56% for the average equity income fund followed by Lipper. While we slightly underperformed our peers and the S&P 500 for the first six months of 2003, our long term record is outstanding. The Fund's one, three, five and ten-year returns beat the Lipper average and S&P 500 for every period. In fact, for the five years ending June 30, 2003, the Fund has averaged 10.26% per year compared to a gain of 0.45% annually for the Lipper average. This places the Fund first out of 131 equity income funds followed by Lipper.*

     Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.

Average Annual Total Returns           Parnassus Equity      Lipper Equity Income      S&P 500
for periods ended June 30, 2003           Income Fund            Fund Average           Index
-------------------------------           -----------            ------------           -----
One Year                                     9.39%                  (1.95%)             0.25%
Three Years                                  3.02%                  (0.94%)           (11.16%)
Five Years                                  10.26%                   0.45%             (1.6%)
Ten Years                                   10.47%                   8.65%             10.02%

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

*For the one, three, five, and ten-year periods ended 6/30/03, the Parnassus Equity Income Fund placed #3 of 188 funds, #27 of 158 funds, #1 of 131 funds, and #9 of 46 funds, respectively.

INVESTMENT STRATEGY

     Since our Fund has continued to add new shareholders and has tripled in size over the past year, I would like to review our investment process. Our strategy is to own a portfolio of approximately 120 socially responsible companies that are undervalued and have good business prospects, high returns on capital and experienced management. Because we take market capitalization into account, the Fund will primarily consist of larger companies rather than smaller ones. As an equity income fund, the portfolio is targeted to have a dividend yield (after expenses) above the S&P 500 and 80% of assets in securities that pay dividends or interest. Our goal, over the long term, is to outperform the S&P 500. We are not market timers, our buy and sell discipline is based on stock valuations and business fundamentals. When stocks are trading below their intrinsic values and have strong fundamentals, we plan to be fully invested. When stock valuations are too high given company fundamentals and the economic outlook, we will hold cash until we find attractive opportunities.


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                                    8/5/2003                        PAGE 2 OF 35

     To determine if a stock is selling below its intrinsic value, we look at financial ratios such as price-to-earnings (P/E), price-to-book, and price-to-sales over a five-year period to determine if a stock is priced at the low-end of its valuation range. We then estimate the company's intrinsic value by looking at its business fundamentals and projecting its future cash flows. We buy companies with a positive business outlook that are trading at least 20% below their intrinsic value.

     We also consider social responsibility. The Fund will not invest in companies involved in nuclear power, tobacco, alcohol, gambling or weapons contracting. We also avoid companies with poor environmental records. Our goal is to own a portfolio of companies that sell goods and services that are beneficial to society, are good places to work, have strong community involvement and follow ethical business practices. We feel these types of companies are more likely to outperform the market over time. Companies, however, must pass both our financial and social screens to become part of the portfolio.

ANALYSIS

     During the first half of 2003, the Fund gained 8.00% compared to 9.56% for the average equity income fund and 11.76% for the S&P 500. We underperformed because of our defensive position involving a higher percentage of our assets in cash. The Fund began the year with 19% cash as stock valuations looked too high given our outlook for a slow economic recovery. By March 12th, the S&P 500 was down 11.8% year-to-date as concerns about the potential war in Iraq and weak earnings pushed the market lower. While we saw some bargains emerge as stock prices fell, we held our cash position at 15% because of uncertain economic conditions.

     Stocks began a significant rally on March 13, approximately a week before the war started. The S&P 500 jumped an amazing 10% in just two weeks from that date as investors shifted their focus from war and recession to the prospects of a big economic recovery.

     Despite continued weak economic data, by mid May, the S&P 500 had jumped nearly 18% and many of our stocks became fairly valued. As a result, we began selling stocks that had reached their intrinsic value and our cash position approached 40%. As the market continued its strong rally through June, we lagged the market because of our large cash position.

     As of this writing, the S&P 500 is now up 25% from its March 12th low and very few stocks are undervalued. The S&P 500 trades at 32 times trailing earnings with a paltry dividend yield of 1.65%. Second quarter earnings for S&P 500 companies are expected to increase only 7% versus last year and most of that growth will come from cost cutting and currency gains related to a weak dollar. These are unsustainable drivers of earnings growth. While consumer spending has remained strong, it could be vulnerable to a slowdown with the unemployment rate now at a 9-year high of 6.4%. We are bullish on the U.S. economy longer-term, but we feel a robust recovery is needed to justify current prices. As investors realize the second half recovery will be slower than expected, we anticipate the S&P 500 could fall at least 15% from its current level of 1,003. Interestingly, the S&P 500 has posted losses during the third quarter for five consecutive years, so from a seasonal standpoint, we could see another move down. When stock prices decline to value levels, we plan to be fully invested in socially responsible, undervalued companies with strong business prospects. As of June 30, the portfolio was 42% stocks, 40% cash, 14% convertible bonds, and 4% preferred stocks. The June SEC yield for the Fund was 1.79% versus a 1.67% yield for the S&P 500.


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                                    8/5/2003                        PAGE 3 OF 35

LOSERS

     Only six companies reduced the NAV by two cents or more. TECO Energy, Inc. which owns Tampa Electric in Florida, lowered the NAV by 12 cents as its stock fell 33.7% from $15.47 to our average selling price of $10.26. TECO seemed like an attractive investment with a 12% dividend yield, insider buying by management and prospects for improving cash flow. Unfortunately, upon further analysis, we concluded the company had too much debt to maintain the dividend so we sold our shares. After this experience with TECO, I've learned to keep an even closer eye on a company's balance sheet.

     Johnson & Johnson, the Fund's largest holding, fell 3.7% to $51.70 from $53.71 which cost the Fund 5 cents. While the company is expected to report record earnings during the first half of 2003, the stock fell due to concerns that Procrit, J&J's top selling drug that stimulates production of red blood cells, is losing market share versus Amgen. In addition, investors are concerned about increasing competition from Boston Scientific in the heart stent business. We are holding our stock as J&J is undervalued and has a strong pipeline of products. This should provide for long-term growth and enable the company to increase its dividend.

     Power tool maker Stanley Works cost the Fund 4 cents as its stock price fell 26.7% from $34.58 to $27.60. We bought our shares at $35.14 because of the company's consistent earnings and attractive dividend yield. Unfortunately, due to weak power tool sales at retailers such as Home Depot, Stanley Works' sales fell below plan during the Christmas season and the first half of 2003. We sold 90% of our position at $28.82 as we anticipate sales will remain sluggish this year.

WINNERS

     While the Fund had over 100 companies that added to its gain, five positions added 10 cents or more to the NAV and accounted for 40% of our return. Home Depot added 12 cents to the NAV as it rose 34.2% from our average cost of $20.83 to $27.95, the price at which we sold 90% of our position. After two years of losing market share to competitor Lowe's, Home Depot's CEO Robert Nardelli has started a turnaround with new marketing and an improved store format. Home Depot's first quarter earnings were ahead of plan while Lowe's reported disappointing results.

     Our convertible bond investment in Mentor Graphics rose 23.8% to 100.07, the price at which we sold our position, and added 12 cents to the NAV. Mentor Graphics, which sells software to design computer chips and printed circuit boards, saw its bonds rise in value as the company reported strong first quarter orders and earnings.

     Pfizer increased the NAV by 11 cents as its stock rose 11.7% to $34.15. The company completed its acquisition of Pharmacia during the first quarter which should boost long-term earnings growth.


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                                    8/5/2003                        PAGE 4 OF 35

     Invitrogen, a leading supplier of research tools for the biotechnology industry, added 11 cents to the NAV as its stock increased 22.5% to $38.40. Demand has been strong for Invitrogen's research kits as pharmaceutical and biotechnology firms continue to develop new drugs and therapies. The company's new CEO is also pushing to increase Invitrogen's long-term growth with acquisitions and new products.

     Our investment in Baxter Corporation convertible preferred bonds jumped 22.4% to $49.02 and increased the NAV by 10 cents. While Baxter reported disappointing earnings for the last year because of overcapacity in its plasma therapy business, investors began to anticipate stronger earnings for the second half of 2003.

COMPANY NOTES

     In mid-June, I spent an hour at our offices with Paula Rosput, the CEO of Atlanta-based ATG Corporation, one of the largest natural gas distributors in the Southeast with over 1.5 million customers in Georgia. Besides being a superb CEO who has delivered strong earnings at ATG, Ms. Rosput is an executive who manages with high ethical principals. Not only did she serve as the chairperson of United Way of Metro Atlanta during 2002, but she has also worked hard to continue ATG's legacy of strong charitable giving in its local communities. On April 15, ATG announced grants totaling $950,000 for 2003 that represent in-kind gifts for low-income energy assistance programs, economic development projects, leadership programs and other civic activities in Georgia, Tennessee, Texas and Virginia. "Atlanta Gas Light Company has been a part of Georgia's growth for over 100 years," said Rosput. "We take great pride that our roots run very deep in the communities we serve around the state. These grants are a good way to reinvest in our state and to provide some much-needed assistance to a number of very deserving organizations in the communities where we live and work." I am proud that we own 300,000 shares of ATG Corporation in the Equity Income Fund and have Paula Rosput looking after our investment.

     Thank you for investing in the Parnassus Equity Income Fund.

                                   Yours truly,


                                   Todd C. Ahlsten

                                   Portfolio Manager


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                                    8/5/2003                        PAGE 5 OF 35

                                FIXED-INCOME FUND

     As of June 30, 2003, the net asset value per share (NAV) of the Fixed-Income Fund was $16.47, so after taking dividends into account, the total return for the first six months of the year was 6.73%. This compares to a return of 5.23% for the Lehman Government/Corporate Bond Index and 4.73% for the average A-Rated bond fund followed by Lipper. The 30-day Day SEC yield for June was 3.18%. Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Bond Fund Average.

     The Parnassus Fixed-Income Fund had an outstanding first half of 2003, beating the average Lipper A-Rated Bond Fund Average by 2%. Our 6.73% return placed us #26 out of 213 funds followed by Lipper for year-to-date returns*. As a result of this strong performance, we're now pleased to report that our one, three, five and ten-year returns beat the Lipper A-Rated Average for every period. We underperformed the Lehman Government/Corporate Bond Index for the five and ten-year periods, but it is important to note that this index takes no expenses into account.

Average Annual Total Returns            Parnassus          Lipper A-Rated Bond       Lehman Government/
for periods ended June 30, 2003     Fixed-Income Fund         Fund Average          Corporate Bond Index
-------------------------------     -----------------         ------------          --------------------
One Year                                   15.52%                   10.78%                       13.15%
Three Years                                11.00%                    9.13%                       10.82%
Five Years                                  6.65%                    6.23%                        7.84%
Ten Years                                   6.70%                    6.50%                        7.35%

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed income securities and it is not possible to invest directly in an index. An index doesn't take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

*For the one, three, five, and ten-year periods ended 6/30/03, the Parnassus Fixed-Income Fund placed #9 of 200 funds, #13 of 154 funds, #41 of 127 funds, and #20 of 57 funds, respectively.

ANALYSIS

     The Fund had a great first half return for two reasons. The main driver was the convertible bond portion of our portfolio, which boosted the NAV by 58 cents and accounted for 54% of our total return. Convertible bonds are debt that can be converted into the stock of the issuing company. As you may remember, we changed the prospectus in May of 2002 so that we could invest up to 15% of assets in convertible bonds rated B- or better by a major credit rating service. We recently increased this limit to 20% as of May 2003. Convertible bonds had improved the performance for our Equity Income Fund and we felt they offered the Fixed-Income Fund the potential for greater returns that more than compensated for the higher risk.

     The second positive factor was the continued cutting of interest rates by the Federal Reserve during the first half of 2003. The Fund's bonds, which had a duration of approximately six years, increased in value as interest rates fell.


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                                    8/5/2003                        PAGE 6 OF 35

WINNERS

     Due to falling interest rates and solid credit ratings, 31 of our 33 bond positions added to the NAV. (The two positions that declined posted small losses.) The three biggest winners were all convertible bonds. Agere Corporation, a semiconductor company that was spun off from Lucent, was our biggest winner, adding 24 cents to the NAV as the bond jumped 40% from 77.08 to 108.00, the price at which we sold our position. We bought bonds last fall at a remarkable 24% yield to maturity. While the company was losing money, it had $907 million in cash versus $683 million of debt, most of which wasn't due until 2009. Agere's bond price rose dramatically as the company's outlook improved based on new products and cost cutting.

     Our investment in Quantum Corporation convertible bonds added 13 cents to the NAV as the bonds jumped 17.8% from 85.50 to 100.75. Like Agere, Quantum was posting losses but had a decent balance sheet with more cash than debt. In January, CEO Rick Belluzzo restored Quantum to profitability and the bonds soared.

     TranSwitch Corporation, a semiconductor company that makes chips for networking applications, also increased the NAV by 13 cents, increasing 35.3% to
79.00 from 58.36. We bought TranSwitch bonds because they were yielding an attractive 26% and the company had a large cash position of $200 million compared to its debt of $114 million. The bond price rose after the company's offer to buy the bonds back. We're holding on as this security still offers an attractive 17% yield to maturity.

OUTLOOK

     As of this writing, interest rates seem to have hit bottom with the Fed Funds Rate at a 40-year low of 1.0%. We anticipate rates will be stable throughout the summer months as the economy remains sluggish. However, by fall, we expect interest rates to rise as the economy shows signs of improvement. At that time, we plan to shorten our duration, which is currently at 5.3 years. This move should reduce our downside risk as longer maturity bonds normally fall more than shorter maturity bonds when rates rise. We also hope to increase our convertible bond exposure from 11.3% now to approximately 20%. Convertible bonds typically rise in value along with the stock market. As a result, if the economy improves and stock prices rise this fall, our convertible bonds should act as a natural hedge against rising interest rates.

     Thank you for investing in the Parnassus Fixed-Income Fund.

                                       Yours truly,



                                       Todd C. Ahlsten

                                       Portfolio Manager


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                                    8/5/2003                        PAGE 7 OF 35

                           CALIFORNIA TAX-EXEMPT FUND

     As of June 30, 2003, the net asset value per share (NAV) of the California Tax-Exempt Fund was $17.37. Taking dividends into account, the total return for the first half of 2003 was 3.07%. The average California municipal bond fund followed by Lipper had a return of 3.02%. Municipal bond funds had a fairly strong first half in 2003, and we're happy to say that we've continued to outperform the average California municipal bond fund.

     Below you will find a table that shows our annual returns compared to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for June 2003 was 2.26%, and the average maturity was 6.6 years.

                                     Parnassus          Lipper California
Average Annual Total Returns        California            Municipal Bond       Lehman Municipal
for periods ended 6/30/03         Tax-Exempt Fund          Fund Average           Bond Index
-------------------------         ---------------          ------------           ----------
One Year                               7.55%                   7.39%                 8.74%
Three Years                            7.12%                   7.36%                 8.54%
Five Years                             5.56%                   5.04%                 6.29%
Ten Years                              6.02%                   5.65%                 6.37%

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual fund returns do.


     When you look at the table, you'll notice that the Parnassus California Tax-Exempt Fund has outperformed the Lipper average, but is still behind the Lehman Municipal Bond Index. One reason for this is that the index has no expenses while the Fund does. The other reason is that the Lehman index is based on all states' municipal bonds while the Lipper average is based only on California tax-exempt funds. Over the last ten years, general municipal bonds have performed better than California bonds because the State of California's bonds have seen their credit deteriorate over the past five years due to the energy crisis in 2001 and the recurrent California budget crisis.

     In the first half of 2003, the Parnassus California Tax-Exempt Fund continued to perform well in a strong market for bonds. The uncertainty and anxiety regarding the war in the Persian Gulf and its economic ramifications sent bond prices higher (and yields lower) than 2002 levels. The anticipation of another Federal Reserve Board rate cut sent bond prices, as well as the Fund's NAV, even higher. The latter half of the second quarter was a boon for equity investors, but it was partly at the expense of us bond investors. As bond holders moved money out of bonds and into the stock market, bond prices receded a bit. We had a good start for 2003, but we had to give back a bit of our earlier gains towards the end of the second quarter.


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                                    8/5/2003                        PAGE 8 OF 35

OUTLOOK

     As some of the earlier shareholders will remember, toward the end of last year, we started shortening up the average maturity of our portfolio significantly. When our average maturity was fairly long, the Fund was more sensitive to movements in interest rates and bond prices. So when the bond market went up, we tended to outperform. Now that our average maturity is shorter (which is a defensive strategy), the Fund will not outperform in a rising bond market, but the Fund is now better positioned when interest rates begin to rise (which means lower bond prices).

     While we believe the economic recovery is on its way, we don't believe the economy will grow during the next year at the torrid pace of the late 1990s. This should leave interest rates relatively low and stable.

     As the economy slowly recoups its strength and interest rates start to rise, we will continue to shorten our maturity. Reducing our average maturity will decrease the yield and dividend of the Fund, but it will also help protect us from declining bond prices. In all likelihood, we're not going to be able to repeat the extraordinary gains of 2002 for 2003, but the California Tax-Exempt Fund will continue to generate solid, low-risk, tax-free income.

PORTFOLIO MANAGERS

     As of May 2003, Ben Liao and Stephen Dodson are co-portfolio managers of the Fund. With Ben back from medical leave, he has replaced Jerome L. Dodson as the co-portfolio manager. Stephen will continue working with Ben as a co-portfolio manager. Before his leave at the end of last year, Ben had worked as the portfolio manager of the Fund since 2001. So far, this arrangement has worked out quite well, and barring any unforeseen circumstances, we plan to be the investment team for many years ahead.

     Thank you for investing in the Fund.

                             Yours truly,


                             Stephen J. Dodson          Ben Liao

                             Co-Portfolio Manager       Co-Portfolio Manager


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                                    8/5/2003                        PAGE 9 OF 35

THE PARNASSUS INCOME TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2003 (UNAUDITED)

                                                         PERCENT OF
    SHARES               COMMON STOCKS                   NET ASSETS      MARKET VALUE
    ------               -------------                   ----------      ------------
              AIR TRANSPORT
     5,000    Southwest Airlines (2)                    0.0%         $       86,000
              APPAREL
     5,000    Ann Taylor Stores (1)                                         144,750
     6,000    Lillian Vernon Corp. (1)                                       43,380
     2,400    Limited Brands                                                 37,200
     5,000    Liz Clairborne, Inc.                                          176,250
     4,000    Russell Corporation                                            76,000
     4,000    The Stride Rite Corp.                                          39,440
              Total                                     0.1%         $      517,020
              AUTO PARTS
   335,900    Genuine Parts Company (2)                                  10,752,159
    14,900    Modine Manufacturing Co.                                      283,100
              Total                                     2.3%         $   11,035,259
              BANKING
   225,000    AmSouth Bancorporation                                      4,914,000
    70,000    Bank One Corporation                                        2,602,600
     3,000    Dime Bancorp - Warrant                                            450
    10,000    Golden West Financial                                         800,100
     1,000    Redwood Empire Bancorp                                         28,510
    15,000    Wells Fargo & Company                                         756,000
              Total                                     1.9%         $    9,101,660
              BIOTECHNOLOGY
    10,000    Genentech, Inc. (1, 2)                    0.2%         $      721,200
              CHEMICAL
     1,000    Air Products & Chemicals                                       41,600
   100,000    Calgon Carbon Corp.                                           575,000
     3,400    H.B. Fuller Company                                            74,868
     1,000    Millipore Corporation (1, 2)                                    44,370
     2,000    Wellman, Inc.                                                  22,400
              Total                                     0.2%         $      758,238
              COMPUTER PERIPHERALS
     2,000    American Power
              Conversion (1)                            0.0%         $       31,220
              COMPUTERS
    38,200    RadiSys Corporation (1)                   0.1%         $      511,880
              ENTERTAINMENT
    70,500    Cedar Fair, L.P. (2)                      0.4%         $    1,974,000
              FINANCIAL SERVICES
    50,000    Automatic Data Processing                                   1,693,000
    50,000    Charles Schwab Corp. (2)                                      504,500
    30,000    SLM Corporation                                             1,175,100
   325,000    Synovus Financial Corp.                                     6,987,500
              Total                                     2.2%         $   10,360,100
              HEALTHCARE
    41,535    MedQuist Inc. (1)                                             840,253
    30,000    UnitedHealth Group, Inc.                                    1,507,500
              Total                                     0.5%         $    2,347,753
              HOME APPLIANCES
     3,000    Maytag Corporation                                             73,260
     1,000    Whirlpool Corporation                                          63,700
              Total                                     0.0%         $      136,960

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                                    8/5/2003                       PAGE 10 OF 35

                                                         PERCENT OF
    SHARES               COMMON STOCKS                   NET ASSETS      MARKET VALUE
    ------               -------------                   ----------      ------------
              HOME PRODUCTS
       700    Church & Dwight Co., Inc.                 0.0%         $       22,911
              INDUSTRIAL
   100,000    Baldor Electric Company                                     2,060,000
    85,000    Ryerson Tull, Inc.                                            746,300
    67,234    WD 40 Company                                               1,913,480
              Total                                     1.0%         $    4,719,780
              INSURANCE
     1,000    Ambac Financial Group, Inc.                                    66,250
    50,000    American Int'l Group, Inc.                                  2,759,000
    50,000    Lincoln National Corp.                                      1,781,500
    35,000    Nationwide Financial Services                               1,137,500
     5,100    SAFECO Corporation                                            179,979
    30,000    St. Paul Companies, Inc.                                    1,095,300
              Total                                     1.5%         $    7,019,529
              INSURANCE BROKERS
   300,000    Arthur J. Gallagher  (2)                               $    8,160,000
     2,000    Marsh & McLennan Co., Inc.                                    102,140
              Total                                     1.7%         $    8,262,140
              MACHINERY
     1,000    Black & Decker Corp.                                           43,450
     1,000    Deere & Company                                                45,700
     1,000    Illinois Tool Works, Inc.                                      65,850
    25,000    Regal-Beloit Corp.                                            477,500
    57,000    Snap-on Inc.                                                1,654,710
    11,200    The Stanley Works                                             309,120
              Total                                     0.5%         $    2,596,330
              MEDICAL EQUIPMENT
    15,000    Bausch & Lomb Inc.                                            562,500
   100,000    Becton Dickinson                                            3,885,000
     5,000    Invacare Corporation                                          165,000
   165,000    Invitrogen Corp. (1)                                        6,336,000
   100,000    Patterson Dental Co. (1, 2)                                 4,540,000
    75,000    Sybron Dental  Specialties, Inc. (1)                        1,770,000
              Total                                     3.6%         $   17,258,500
              OIL
     4,000    Sunoco, Inc.                              0.0%         $      150,960
              PHARMACEUTICALS
   325,000    Johnson & Johnson                                          16,802,500
   200,000    Merck & Company                                            12,110,000
   450,000    Pfizer Inc.                                                15,367,500
              Total                                     9.4%         $   44,280,000
              PRINTING
   100,000    Banta Corp.                                                 3,245,000
    75,500    Ennis Business Forms                                        1,098,525
    10,000    John Harland                                                  261,600
    79,400    The Standard Register                                       1,308,512
              Total                                     1.2%         $    5,913,637
              PUBLISHING
     1,000    Gannett Co.                                            $       76,810
     5,500    Knight-Ridder, Inc. (1)                                       379,115
     5,000    LEE Enterprises                                               187,650
    25,000    McGraw-Hill Companies, Inc.                                 1,550,000
              Total                                     0.5%         $    2,193,575
              RESTAURANTS
    91,945    Bob Evans Farms, Inc. (2)                 0.5%         $    2,573,541


--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 11 OF 35

                                                         PERCENT OF
    SHARES               COMMON STOCKS                   NET ASSETS      MARKET VALUE
    ------               -------------                   ----------      ------------
              RETAIL
   175,000    Department 56, Inc.                                         2,682,750
       500    Ethan Allen Interiors, Inc.                                    17,580
    30,000    The Home Depot, Inc. (2)                                      993,600
    67,700    Longs Drug Stores Corp.                                     1,123,820
   125,000    Target Corporation                                          4,730,000
              Total                                     2.0%         $    9,547,750
              SEMICONDUCTORS
     1,000    Xilinx, Inc. (1)                          0.0%         $       25,300
              SOFTWARE
    50,000    Mentor Graphics Corporation (1, 2)                            726,500
     5,000    PeopleSoft, Inc. (1, 2)                                        87,800
              Total                                     0.2%         $      814,300
              TELECOMMUNICATION
              EQUIPMENT
     5,000    ADC Telecommunications (1)                                     11,500
   150,000    Cisco Systems, Inc. (1)                                      2,518,500
              Total                                     0.5%         $    2,530,000
              TELECOMMUNICATION
              PROVIDER
   400,000    SBC Communications, Inc.                                   10,220,000
   100,000    Verizon Communications,
              Inc.                                                        3,945,000
              Total                                     3.0%         $   14,165,000
              UTILITIES
   300,000    AGL Resources, Inc.                                    $    7,632,000
    85,000    Atmos Energy                                                2,108,000
    42,500    Cascade Natural Gas                                           811,750
    80,000    Energen Corporation                                         2,664,000
    14,000    Equitable Resources, Inc.                                     570,360
    17,600    IDACORP, Inc.                                                 462,000
   150,000    Keyspan Energy
              Corporation                                                 5,317,500
   110,000    National Fuel Gas                                           2,865,500
   160,000    New Jersey Resources                                        5,680,000
    57,600    Northwest Natural Gas Co.                                   1,569,600
    70,000    ONEOK Inc. (2)                                              1,374,100
    29,900    Peoples Energy Corporation                                  1,282,411
     6,250    Philadelphia Suburban                                         152,375
    75,000    UGI Corporation                                             2,377,500
    44,300    Vectren Corporation                                         1,109,715
    44,100    WGL Holdings, Inc.                                          1,177,470
              Total                                     7.8%         $   37,154,281
              Total common stocks
              (cost $178,318,894)                      41.6%         $  196,808,823


--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 12 OF 35

  PRINCIPAL $                                           PERCENT OF
  OR SHARES             PREFERRED STOCKS                 NET ASSETS      MARKET VALUE
  ---------             ----------------                 ----------      ------------
   175,000    Baxter International
              Preferred 7.000%, due 02/16/06 (2)                     $    8,578,500
    10,000    Cummins, Inc.
              Preferred 7.000%, due 06/15/31 (2)                            534,500
    55,439    First Republic
              Preferred 8.875%, Series B                                  1,469,134
    50,000    KeySpan Corp.
              Preferred 8.750%, due 05/16/05                              2,647,500
   100,000    ONEOK, Inc.
              Preferred 8.500%, due 02/16/06                              2,818,000
    35,200    St. Paul Co.
              Preferred 9.000%, due 08/16/05                              2,467,520
    35,000    TECO Energy
              Preferred 9.500%, due 01/15/05 (2)                            671,650
    40,000    Zions Bancorp
              Preferred 8.000%, due 09/01/32                              1,116,000
              Total investment in preferred stocks
              (cost $17,886,141)                        2.4%         $   11,189,804


 PRINCIPAL
  AMOUNT $              CONVERTIBLE BONDS
  --------              -----------------
 2,000,000    Brocade Communications
              2.000%, due 01/01/07                                   $    1,645,000
18,000,000    Ciena Corp.
              3.750%, due 02/01/08                                       14,940,000
 2,000,000    ETrade Group
              6.000%, due 02/01/07                                        1,940,000
 1,000,000    Kulick and Soffa Industries
              4.750%, due 12/15/06                                          793,750
 4,602,000    Lam Research
              4.000%, due 06/01/06                                        4,469,693
15,000,000    LSI Logic, Inc.
              4.250%, due 03/15/04                                       14,850,000
 6,500,000    LSI Logic, Inc.
              4.000%, due 02/15/05                                        6,402,500
 6,700,000    PMC-Sierra
              3.750%, due 08/15/06                                        6,247,750
 5,465,000    Quantum Corp.
              7.000%, due 8/01/04                                         5,505,988
 1,000,000    RadiSys Corporation
              5.500%, due 08/15/07                                          940,000
 5,691,000    RF Micro Devices
              3.750%, due 08/15/05                                        5,619,863
   125,801    TranSwitch Corporation
              4.500%, due 09/12/05                                           99,383
 3,000,000    TriQuint Semiconductor
              4.000%, due 03/01/07                                        2,482,500
 3,250,000    Vitesse Semiconductor Corporation
              4.000%, due 03/15/05                                        3,018,438
              Total investment in convertible bonds
              (cost $66,074,090)                       14.6%         $  68,954,863
              Total investment in stocks
              and convertible bonds
              (cost, $261,218,027)                     58.5%         $  276,953,490


--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 13 OF 35

  PRINCIPAL                                             PERCENT OF
   AMOUNT $          SHORT-TERM INVESTMENTS             NET ASSETS     MARKET VALUE
   --------          ----------------------             ----------     ------------
              U.S. GOVERNMENT AGENCY DISCOUNT NOTES
22,000,000    Federal Home Loan Mortgage Corporation
              Zero Coupon, 1.160% equivalent,
              matures 07/01/032                                      $   22,000,000
17,000,000    Federal National Mortgage Association
              Zero Coupon, 1.140% equivalent,
              matures 07/07/03                                           16,996,770
19,000,000    Federal Home Loan Bank
              Zero Coupon, 1.160% equivalent,
              matures 07/11/03                                           18,963,267
32,000,000    Federal Home Loan Bank
              Zero Coupon, 0.900% equivalent,
              matures 07/21/03                                           31,984,000
54,000,000    Federal National Mortgage Association
              Zero Coupon, 1.133% equivalent,
              matures 08/06/03                                           53,938,790
15,420,000    Federal Home Loan Mortgage Corporation
              Zero Coupon, 0.850% equivalent,
              matures 08/19/032                                          15,402,160
10,000,000    Federal National Mortgage Association
              Zero Coupon, 1.120% equivalent,
              matures 08/22/03                                            9,983,822
              Total (cost $169,268,809)                35.7%         $  169,268,809

              REPURCHASE AGREEMENTS
   769,711    Bank of America Securities LLC
              Triparty Repurchase Agreement
              (Repurchase agreement with The Bank
              of New York dated 06/30/03,
              effective yield is 1.440%
              matures 07/01/033, collateralized by
              Bank of America Mortgage Securities
              CMO par value $769,711,
              04/25/33, total market value $769,711)                 $      769,711
 6,504,347    Yorktown Capital LLC
              Triparty Repurchase Agreement
              (Repurchase agreement with The Bank
              of New York dated 06/30/03,
              effective yield is 1.440%
              matures 07/01/03,3 collateralized by
              Yorktown Capital Commercial Paper
              par value $6,504,347, 08/15/03,
              total market  value $6,504,347)                             6,504,347
              Total (cost $7,274,058)                   1.5%         $    7,274,058

              REGISTERED INVESTMENT COMPANIES -
              MONEY MARKET FUNDS
   211,215    Goldman Sachs FS Government Fund
              variable rate 0.990%                                   $      211,215
 3,217,374    Janus Government Fund
              variable rate 1.090%                                        3,217,374
   112,345    Scudder Government Fund
              variable rate 0.910%                                          112,345
              Total (cost $3,540,934)                   0.7%         $    3,540,934

              COMMERCIAL PAPER
10,000,000    Four Winds Funding
              variable rate 1.550%, matures 07/01/03(3)                   9,999,569
 4,000,000    Countrywide Home Loans
               variable rate 1.500%,  matures 07/01/03(3)                 3,999,833
              Total (cost $13,999,402)                  3.0%         $   13,999,402


--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 14 OF 35

  PRINCIPAL                                             PERCENT OF
   AMOUNT $          SHORT-TERM INVESTMENTS             NET ASSETS     MARKET VALUE
   --------          ----------------------             ----------     ------------
              FLOATING RATE SECURITIES
 2,500,000    American Honda Finance
              variable rate 1.270%,
              matures 07/09/033                                           2,499,250
 3,000,000    Bear Stearns Co. FO MTN
              variable rate 1.505%,
              matures 02/03/043                                           3,000,000
 2,500,000    Washington Mutual
              Bank, FA FCD
              variable rate 1.180%,
              matures 11/26/033                                           2,500,000
 3,000,000    Washington Mutual Bank, FA FCD
              variable rate 1.170%,
              matures 01/16/043                                           3,000,000
              Total (cost $10,999,250)                  2.3%         $   10,999,250

              COMMUNITY DEVELOPMENT LOANS (4)
   100,000    Vermont Community Loan Fund                            $       95,233
   100,000    Boston Community Loan Fund                                    100,000
              Total (cost $200,000)                     0.0%         $      195,233

              Total short-term securities
              (cost $205,282,453)                      43.4%         $  205,277,686

              Total securities                        101.8%         $  482,231,176
              Payable upon return of securities
              loaned                                  - 6.8%            (32,272,710)
              Other assets and liabilities - net        5.0%             23,573,906
              Total net assets                        100.0%         $  473,532,372

(1)   These securities are non-income producing.

(2) This security or partial position of this security is on loan at June 30, 2003 (Note 1). The total value of securities on loan at June 30, 2003 was $31,308,930.

(3) This security was purchased with cash collateral held from securities lending.

(4) Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

      Fund holdings will vary over time.

      Fund shares are not FDIC insured.


--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 15 OF 35

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

ASSETS
Cash                                                                                            $  18,155,053
Investments in securities, at market value
   (identified cost $262,279,125) (Note 1)                                                        286,066,490
Temporary investments in short-term securities
   (identified cost $205,282,453)                                                                 205,277,686
Receivables:
   Dividends and interest                                                                           1,562,118
   Capital shares sold                                                                              1,433,443
Other assets                                                                                           21,566
       Total assets                                                                             $ 512,516,356

LIABILITIES
Payable upon return of securities loaned                                                           32,272,710
Dividends payable                                                                                     238,350
Payable for securities purchased                                                                    5,474,325
Capital shares redeemed                                                                               998,599
       Total liabilities                                                                        $  38,983,984

Net assets (equivalent to $22.60 per share
   based on 20,955,226 shares of capital
   stock outstanding)                                                                           $ 473,532,372

Net assets consist of
Undistributed net investment income                                                             $   1,219,835
Unrealized appreciation of securities                                                              23,787,365
Accumulated net realized loss                                                                      (3,068,114)
Capital paid-in                                                                                   451,593,286
           Total net assets                                                                     $ 473,532,372
Computation of net asset value and offering price per share
Net asset value and offering price per share
    ($ 473,532,372 divided by 20,955,226 shares)                                                $       22.60

--------------------------------------------------------------------------------
                             8/5/2003                              PAGE 16 OF 35

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2003 (unaudited)

Investment income
Dividends                                                                                       $   2,703,123
Interest   3,691,110
       Total investment income                                                                  $   6,394,233

Expenses
Investment advisory fees (Note 5)                                                                   1,192,683
Transfer agent fees (Note 5)                                                                          111,459
Fund administrative expense (Note 5)                                                                   31,400
Service provider fees (Note 5)                                                                        123,935
Reports to shareholders                                                                                39,806
Registration fees and expenses                                                                         12,948
Professional fees (Note 5)                                                                             15,977
Custody fees (Note 5)                                                                                  42,336
Trustee fees and expenses                                                                               2,755
Other expenses (Note 5)                                                                                72,863
   Total of expenses before fee waiver                                                              1,646,162
   Fees paid indirectly (Note 5)                                                                       (7,138)
   Net expenses                                                                                 $   1,639,024
           Net investment income                                                                $   4,755,209

Realized and unrealized gain on investments Realized gain from security transactions:
   Proceeds from sales                                                                            555,760,332
   Cost of securities sold                                                                       (555,438,928)
           Net realized gain                                                                    $     321,404

Change in unrealized appreciation of securities:

   Beginning of period                                                                                 97,913
   End of period                                                                                   23,787,365
       Net change in unrealized appreciation of securities                                      $  23,689,452

Net realized and unrealized loss on securities                                                  $  24,010,856

Net decrease in net assets resulting from operations                                            $  28,766,065




--------------------------------------------------------------------------------
                             8/5/2003                              PAGE 17 OF 35

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2002

                                                                 SIX MONTHS ENDED                YEAR ENDED
                                                                  JUNE 30, 2003               DECEMBER 31, 2002
                                                                  -------------               -----------------
From operations
Net investment income                                             $   4,755,209                 $   3,717,813
Net realized gain (loss) from
   security transactions                                                321,404                   (3,386,526)
Net change in unrealized
   appreciation (depreciation) of securities                         23,689,452                    (6,048,288)

Increase (decrease) in net assets resulting
   from operations                                                   28,766,065                    (5,717,001)

Dividends to shareholders

From net investment income                                           (5,208,186)                   (2,512,266)
From realized capital gains                                                   0                    (1,660,312)

Increase in net assets from
   capital share transactions                                       176,545,064                   197,818,255

       Increase in net assets                                       200,102,944                   187,928,676

Net assets

Beginning of period                                                 273,429,429                    85,500,753
End of period
   (including undistributed
   net investment income
   of $1,219,835 in 2003
   and $1,674,281 in 2002)                                        $ 473,532,372                 $ 273,429,429



--------------------------------------------------------------------------------
                             8/5/2003                              PAGE 18 OF 35

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2003 (UNAUDITED)

    PRINCIPAL                                               PERCENT OF
     AMOUNT $     CORPORATE BONDS                           NET ASSETS     MARKET VALUE
     --------     ---------------                           ----------     ------------
                  FINANCIAL SERVICES
     500,000      Bank One Corporation
                  Notes, 6.000%, due 02/17/09                              $     565,512
     500,000      Goldman Sachs Group
                  Notes, 6.650%, due 05/15/09                                    587,481
     500,000      Norwest Financial Inc.
                  Notes, 6.850%, due 07/15/09                                    595,860
                  Total                                     6.4%           $   1,748,853
                  INSURANCE

     700,000      International Lease Finance Corporation
                  Notes, 5.625%, due 06/01/07               2.8%           $     761,279
                  RETAIL

     400,000      Target Corporation
                  Notes, 7.500%, due 08/15/10               1.8%           $     492,322

                  Total investment in corporate bonds
                  (cost $2,585,143)                         11.1%          $   3,002,454

                  CONVERTIBLE BONDS
   1,000,000      Ciena Corp.
                  3.750%, due 02/01/08                                     $     830,000
     600,000      LSI Logic Inc.
                  4.000%, due 02/15/05                                          591,000
   1,000,000      Quantum Corp.
                  7.000%, due 8/01/04                                          1,007,500
     790,199      TranSwitch Corporation
                  4.500%, due 09/12/05                                           624,257

                  Total investment in convertible bonds
                  (cost $2,732,708)                         11.2%          $   3,052,757

                  U.S. GOVERNMENT AGENCY SECURITIES
   2,000,000      Federal Home Loan Bank
                  4.125%, due 06/19/18                                     $   1,968,476
   3,000,000      Federal Home Loan Bank
                  4.000%, due 06/26/18                                         2,928,171
   1,500,000      Federal Home Loan Bank
                  4.250%, due 07/17/18                                         1,500,000
   1,500,000      Federal Home Loan Bank
                  4.500%, due 04/30/18                                         1,507,379
   1,000,000      Federal Home Loan Bank
                  5.000%, due 05/28/15                                         1,019,943
   2,000,000      Freddie Mac
                  6.375%, due 08/1/11                                          2,222,622
   2,000,000      Freddie Mac
                  6.250%, due 03/15/12                                         2,202,592
   1,000,000      Fannie Mae
                  5.500%, due 07/18/12                                         1,057,077
   2,000,000      Fannie Mae
                  4.250%, due 01/09/18                                         2,001,022
   3,000,000      Fannie Mae
                  5.125%, due 04/22/13                                         3,083,022

                  Total investment in  U.S. Government
                  Agency securities (cost $19,346,563)      71.9%          $  19,490,304

                  Total investments in corporate bonds,
                  convertible bonds and U.S. Government
                  Agency securities
                  (cost, $24,664,414)                       94.2%          $ 25,545,515




--------------------------------------------------------------------------------
                             8/5/2003                              PAGE 19 OF 35

    PRINCIPAL                                               PERCENT OF
     AMOUNT $     SHORT-TERM INVESTMENTS                    NET ASSETS      MARKET VALUE
     --------     ----------------------                    ----------      ------------
                  REGISTERED INVESTMENT COMPANIES -
                  MONEY MARKET FUNDS
      19,177      Goldman Sachs FS Government Fund
                  variable rate 0.990%                                     $      19,177
     919,397      Janus Government Fund
                  variable rate 1.090%                                           919,397
       1,250      Scudder Government Fund
                  variable rate 0.910%                                             1,250

                  Total investment in short-term
                  securities (cost $939,824)                3.5%           $     939,824

                  Total securities                          97.7%          $  26,485,339
                  Other assets and liabilities - net        2.3%                 636,278
                  Total net assets                          100.0%         $  27,121,617




Fund holdings will vary over time.

Fund shares are not FDIC insured.

--------------------------------------------------------------------------------
                             8/5/2003                              PAGE 20 OF 35

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

ASSETS

Cash                                                               $  1,866,358
Investments in securities, at market value
   (identified cost $24,664,414) (Note 1)                            25,545,515
Temporary investments in short-term securities
   (identified cost $939,824)                                           939,824
Receivables:
   Interest receivable                                                  321,230
   Capital shares sold                                                  112,865
   Other assets                                                         107,644

         Total assets                                              $ 28,893,436

LIABILITIES

Payable for shares redeemed                                             137,105
   Accounts payable and accrued expenses                             1,634,713
         Total liabilities                                         $  1,771,819

Net assets (equivalent to $16.47 per share based on 1,647,155
   shares of capital stock outstanding)                            $ 27,121,617

Net assets consist of
Distributions in excess of net investment income                   $   (120,771)
Unrealized appreciation on securities                                   881,101
Undistributed net realized gain                                         627,016
Capital paid-in                                                      25,734,271
               Total net assets                                    $ 27,121,617

Computation of net asset value and offering price per share
Net asset value and offering price per share
    ($27,121,617 divided by 1,647,155 shares)                      $      16.47


--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 21 OF 35

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment income
Interest                                                           $    648,792
   Total investment income                                         $    648,792

Expenses
Investment advisory fees (Note 5)                                        59,541
Transfer agent fees (Note 5)                                             21,335
Fund administrative expense (Note 5)                                      3,360
Reports to shareholders                                                   3,248
Registration fees and expenses                                           11,299
Professional fees                                                         2,298
Custody fees                                                                949
Trustee fees and expenses                                                   255
Other expenses                                                           10,662
   Total of expenses before fee waiver                                  112,947
   Fees waived by Parnassus Investments (Note 5)                        (35,540)
   Net expenses                                                    $     77,407
         Net investment income                                     $    571,385

Realized and unrealized gain on investments
Realized gain from security transactions:
   Proceeds from sales                                               42,525,269
   Cost of securities sold                                          (41,595,955)
         Net realized gain                                         $    929,315

Change in unrealized appreciation of securities:

   Beginning of period                                                  818,832
   End of period                                                        880,989
         Net change in unrealized appreciation of securities       $     62,157

Net realized and unrealized gain on securities                     $    991,471

Net increase in net assets resulting from operations               $  1,562,857

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 22 OF 35

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2002

                                        SIX MONTHS ENDED             YEAR ENDED
                                           JUNE 30, 2003      DECEMBER 31, 2002
--------------------------------------------------------------------------------
From operations
Net investment income                   $        571,385      $         836,212
Net realized gain
   from security transactions                    929,315                 58,908
Net change in unrealized
   appreciation of securities                     62,157                977,923

Increase in net assets
   resulting from operations                   1,562,857              1,873,047

Dividends to shareholders
From net investment income                      (709,948)              (847,626)
From realized capital gains                            0                      0

Increase in net assets from
   capital share transactions                  7,177,107              5,118,714

Increase  in  net assets                       8,030,015              6,144,131

Net assets
Beginning of period                           19,091,601             12,947,470
End of period
   (including undistributed
    net investment income of
    ($120,771) in 2003 and
    $20,047 in 2002)                    $     27,121,617      $      19,091,601

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 23 OF 35

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2003 (UNAUDITED)

PRINCIPAL                                              PERCENT OF
AMOUNT $   MUNICIPAL BONDS                             NET ASSETS   MARKET VALUE
--------------------------------------------------------------------------------
           EDUCATION
  500,000  California State Education-
           Santa Clara University
           5.250%, due 09/01/18                                     $    571,110
  300,000  Folsom School District
           5.650%, due 08/11/11                                          343,155
  450,000  Los Altos Unified School District
           5.250%, due 08/01/10                                          516,654
  440,000  Los Angeles Unified School District
           5.500%, due 08/01/13                                          519,891
  450,000  Morgan Hill Unified School District
           4.900%, due 08/01/13                                          498,713
  410,000  Sacramento Unified School District
           5.750%, due 07/01/17                                          495,932
           Total                                       11.0%        $  2,945,454

           ENVIRONMENT
  400,000  California Department of
           Water Resources -Central Valley Projects
           5.125%, due 12/01/16                                          438,120
1,100,000  California Department of
           Water Resources -Power Supply Revenues
           5.500%, due 05/01/09                                        1,233,980
  500,000  Central Coast Water
           5.000%, due 10/01/16                                          538,945
  315,000  Los Angeles City Public Works - Parks
           5.500%, due 10/01/12                                          361,447
  200,000  Los Angeles Wastewater System
           5.000%, due 06/01/11                                          222,816
1,000,000  San Francisco Public
           Utilities - Clean Water Revenue
           5.000%, due 10/01/09                                        1,138,080
           Total                                       14.7%        $  3,933,388

           GENERAL OBLIGATION
1,000,000  State of California
           6.600%, due 02/01/09                                     $  1,175,610
  700,000  State of California
           6.100%, due 10/01/09                                          818,776
1,000,000  State of California
           5.000%, due 03/01/08                                        1,097,430
  300,000  Oakland General Obligation
           5.500%, due 12/15/11                                          344,904
           Total                                       12.8%        $  3,436,720

           HEALTH CARE
  400,000  California Health
           Facilities-Kaiser Permanente
           5.000%, due 10/01/08                                          451,500
  415,000  Loma Linda Hospital
           4.850%, due 12/01/10                                          466,618
           Total                                       3.4%         $    918,118

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 24 OF 35

PRINCIPAL                                              PERCENT OF
AMOUNT $   MUNICIPAL BONDS                             NET ASSETS   MARKET VALUE
--------------------------------------------------------------------------------
           HOUSING
1,000,000  ABAG Financing Authority
           4.250%, due 11/15/12                                        1,029,920
  850,000  California Statewide
           Community Redevelopment
           5.500%, due 08/01/15                                          973,607
  275,000  Los Angeles Community Redevelopment
           5.000%, due 07/01/13                                          306,639
           Total                                       8.6%         $  2,310,166

           INFRASTRUCTURE IMPROVEMENTS
  500,000  CA Infrastructure &
           Economic Development
           5.000%, due 10/01/12                                     $    571,745
1,000,000  CA Public Works - UCLA Hospital
           5.375%, due 10/01/13                                        1,147,400
  960,000  CA Public Works - Community Colleges
           5.500%, due 12/01/09                                        1,093,594
  910,000  CA Statewide Communities Development -
           EAH-East Campus Apartments
           4.500%, due 08/01/10                                          959,613
1,000,000  Indian Wells Redevelopment Agency
           4.500%, due 09/01/11                                        1,093,690
  600,000  La Quinta Redevelopment Agency
           7.300%, due 09/01/11                                          773,676
  350,000  Metro Water District - Southern California
           5.250%, due 07/01/15                                          383,723
  450,000  Oakland Redevelopment Agency
           3.400%, due 09/01/09                                          458,973
  860,000  Rialto Redevelopment Agency
           4.000%, due 09/01/07                                          895,733
  425,000  Rialto Redevelopment Agency
           4.500%, due 09/01/13                                          434,397
  500,000  San Francisco Golden Gate Park
           Improvement
           4.750%, due 06/15/19                                          520,190
           Total                                       31.1%        $  8,332,733

           PUBLIC TRANSPORTATION
1,000,000  Contra Costa Transit Authority
           4.000%, due 03/01/09                                     $  1,073,620
  325,000  Los Angeles Metro Transit Authority
           5.500%, due 07/01/10                                          377,741
  250,000  Los Angeles Metro Transit Authority
           5.000%, due 07/01/13                                          276,593
1,000,000  San Francisco International Airport
           5.000%, due 05/01/10                                        1,124,650
  390,000  San Francisco Bay Area Rapid Transit
           5.500%, due 07/01/07                                          441,511
  400,000  San Francisco Bay Area Rapid Transit
           5.250%, due 07/01/13                                          446,772
           Total                                       13.9%        $  3,740,886

           Total investments in municipal bonds
           (cost, $24,389,672)                         95.5%        $ 25,617,465

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 25 OF 35

PRINCIPAL                                              PERCENT OF
AMOUNT $   SHORT-TERM INVESTMENTS                      NET ASSETS   MARKET VALUE
--------------------------------------------------------------------------------
           REGISTERED INVESTMENT COMPANIES -
           MONEY MARKET FUNDS
  721,212  Highmark California Tax-Exempt Fund
           variable rate 0.620%                                     $    721,212
    1,857  Goldman Sachs California Tax-Exempt Fund
           variable rate 0.890%                                            1,857
      692  California Investment Trust Tax Free Fund
           variable rate 0.530%                                              692

           Total investment in short-term securities
           (cost $723,761)                             2.7%         $    723,761

           Total securities                            98.2%        $ 26,341,226
           Other assets and liabilities - net          1.8%              495,246
           Total net assets                            100.0%       $ 26,836,472





Fund holdings will vary over time.

Fund shares are not FDIC insured.

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 26 OF 35

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

Assets

Investments in securities, at market value
   (identified cost $24,389,672) (Note 1)                           $25,617,465
Temporary investments in short-term securities
   (identified cost $723,761)                                           723,761
Receivables:
   Interest receivable                                                  340,989
   Capital shares sold                                                  209,191
Other assets                                                                502
         Total assets                                               $26,891,907

Liabilities

Capital shares redeemed                                                  36,470
Accounts payable and accrued expenses                                    18,965
         Total liabilities                                          $    55,435
Net assets (equivalent to $17.39
   per share based on 1,543,103
   shares of capital stock outstanding)                             $26,836,472

Net assets consist of
Distributions in excess of net investment income                    $   (68,645)
Unrealized appreciation on investments                                1,227,794
Undistributed net realized gain                                         210,560
Capital paid-in                                                      25,466,763
               Total net assets                                     $26,836,472

Computation of net asset value and offering price per share
Net asset value and offering price per share
   ($26,836,472 divided by 1,543,103 shares)                        $     17.39

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 27 OF 35

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment income
Interest                                                            $   493,262
   Total investment income                                          $   493,262

Expenses
Investment advisory fees (Note 5)                                        66,146
Transfer agent fees (Note 5)                                              6,564
Fund administrative expense (Note 5)                                      5,240
Reports to shareholders                                                   5,332
Registration fees and expenses                                              111
Professional fees                                                         5,868
Custody fees                                                              1,366
Trustee fees and expenses                                                   256
Other expenses                                                           19,725
   Total expenses before fee waiver                                     110,607
   Fees waived by Parnassus Investments (Note 5)                        (26,145)
   Net expenses                                                     $    84,463
         Net investment income                                      $   408,799

Realized and unrealized gain on securities
Realized gain from security transactions:
   Proceeds from sales                                                6,141,862
   Cost of securities sold                                            5,931,302
         Net realized gain                                          $   210,560

Change in unrealized appreciation of securities:
   Beginning of period                                                1,018,786
   End of period                                                      1,227,794
         Net change in unrealized appreciation of securities        $   209,008

Net realized and unrealized gain on securities                      $   419,568

Net increase in net assets resulting from operations                $   828,367

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 28 OF 35

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 2002

                                        SIX MONTHS ENDED             YEAR ENDED
                                           JUNE 30, 2003      DECEMBER 31, 2002
--------------------------------------------------------------------------------
From operations
Net investment income                   $        408,799      $         773,722
Net realized gain
   from security transactions                    210,560                325,194
Net change in unrealized
   appreciation of securities                    209,008                686,085

Increase in net assets
   resulting from operations                     828,367              1,785,001

Dividends to shareholders

From net investment income                      (498,220)              (761,866)
From realized capital gains                            0               (370,679)

Increase in net assets from
   capital share transactions                    343,496              6,619,410

         Increase in net assets                  673,643              7,271,866

Net assets

Beginning of period                           26,162,829             18,890,963
End of period
   (including undistributed
   (over) net investment
   income of ($68,645)
   in 2003 and $20,776 in 2002)         $     26,836,472      $      26,162,829

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 29 OF 35

THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

      The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.

      SECURITIES VALUATION: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at amortized cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as determined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

      FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.

      SECURITIES TRANSACTIONS: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

      DIVIDENDS TO SHAREHOLDERS: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends once a year. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually.

      INVESTMENT INCOME AND EXPENSES: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

      SECURITIES LENDING: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Income from securities lending is included in interest income on the Statement of Operations.

      REPURCHASE AGREEMENTS: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

      USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 30 OF 35

THE PARNASSUS INCOME TRUST

2.    TAX MATTERS AND DISTRIBUTIONS

      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterization of distributions made by the Trust.

      Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

3.    CAPITAL STOCK

      EQUITY INCOME FUND: As of June 30, 2003, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $451,593,287. Transactions in capital stock (shares) were as follows:

                                         Six Months Ended                  Year Ended
                                            June 30, 2003           December 31, 2002
      -------------------------------------------------------------------------------
                                    Shares         Amount       Shares         Amount
      -------------------------------------------------------------------------------
      Shares sold               12,152,893   $248,645,407   11,026,793   $237,856,300
      Shares issued through
         dividend reinvestment     217,409      4,755,333      180,091      3,803,779
      Shares repurchased        (4,310,019)   (76,851,215)  (2,112,055)   (43,841,824)
      Net increase               8,060,283   $176,549,525    9,094,829   $197,818,255

      FIXED-INCOME FUND: As of June 30, 2003, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $25,734,271. Transactions in capital stock (shares) were as follows:

                                         Six Months Ended                  Year Ended
                                            June 30, 2003           December 31, 2002
      -------------------------------------------------------------------------------
                                    Shares         Amount       Shares         Amount
      -------------------------------------------------------------------------------
      Shares sold                  692,249   $ 10,077,925      469,465   $  7,147,110
      Shares issued through
         dividend reinvestment      36,737        596,877       46,188        703,766
      Shares repurchased          (284,074)    (3,495,551)    (179,931)    (2,732,162)
      Net increase                 444,912   $  7,179,251      335,722   $  5,118,714

      CALIFORNIA TAX-EXEMPT FUND: As of June 30, 2003, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $25,466,763. Transactions in capital stock (shares) were as follows:

                                         Six Months Ended                  Year Ended
                                            June 30, 2003           December 31, 2002
      -------------------------------------------------------------------------------
                                    Shares         Amount       Shares          Amount
      -------------------------------------------------------------------------------
      Shares sold                  350,491   $  4,218,534      805,150   $ 13,182,672
      Shares issued through
         dividend reinvestment      24,944        430,357       59,347      1,012,363
      Shares repurchased          (354,196)    (4,305,395)    (480,179)    (7,575,625)
      Net increase                  21,239   $    343,496      384,318   $  6,619,410

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 31 OF 35

THE PARNASSUS INCOME TRUST

4.    PURCHASES AND SALES OF SECURITIES

      EQUITY INCOME FUND: Purchases and sales of securities were $230,135,077 and $192,181,716, respectively, for the six months ended June 30, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2003 were $467,561,578 and $23,787,365, respectively. Of the $23,787,365 of net unrealized appreciation at June 30, 2003, $29,932,585 related to appreciation of securities and $6,145,220 related to depreciation of securities.

      FIXED-INCOME FUND: Purchases and sales of securities were $21,501,870 and $11,941,144, respectively, for the six months ended June 30, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized depreciation at June 30, 2003 were the same as for financial statement purposes. Of the $881,100 of net unrealized appreciation at June 30, 2003, $984,453 related to appreciation of securities and $103,353 related to depreciation of securities.

      CALIFORNIA TAX-EXEMPT FUND: Purchases and sales of securities were $6,657,139 and $5,931,302, respectively, for the six months ended June 30, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2003 were 25,113,433 and 1,227,794, respectively. Of the $1,227,794 of net unrealized appreciation at June 30, 2003, $1,234,305 related to appreciation of securities and $6,511 related to depreciation of securities.

5.    INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

      Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:

      Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. Fees paid by the Equity Income Fund to Parnassus Investments under the agreement totaled $1,192,683 for the six months ended June 30, 2003.

      For the six months ended June 30, 2003, Parnassus Investments agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund. As a result of this fee waiver, the following were actually charged in 2002. For the Fixed-Income Fund, the investment advisory fee was 0.23%. Parnassus Investments received net advisory fees totaling $24,001 from the Fixed-Income Fund for the six months ended June 30, 2003. For the California Tax-Exempt Fund, the investment advisory fee was 0.29%. Parnassus Investments received net advisory fees totaling $40,001 from the California Tax-Exempt Fund for the six months ended June 30, 2003.

      Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $179,358 for the six months ended June 30, 2003. The transfer agent fee was $2.70 per month per account (for an aggregate amount of $139,358 for the six months ended June 30, 2003) and the fund administration fee was $6,667 per month (for an aggregate amount of $40,000 for the six months ended June 30, 2003).

      Equity Income Fund: Included in the statement of operations under the caption "Custody fees" are expenses totaling $6,128 for the six months ended June 30, 2003. Included in the statement of operations under the caption "Other expenses" are expenses totaling $275 for the six months ended June 30, 2003. Included in the statement of operations under the caption "Professional fees" are expenses totaling $734 for the six months ended June 30, 2003. These amounts, in aggregate, are $7,137 and were paid for the Equity Income Fund by a third-party broker-dealer.

      Jerome L. Dodson is the President of the Trust and is the majority stockholder of Parnassus Investments.

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 32 OF 35

THE PARNASSUS INCOME TRUST

6.    GEOGRAPHIC AND INDUSTRY CONCENTRATION RISK FACTORS

      The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

7.    FINANCIAL HIGHLIGHTS

      Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2003, and for each of the five years ended December 31 are as follows:

      -----------------------------------------------------------------------------------------------------------------------------
                                                              June 30, 2003
      EQUITY INCOME FUND                                        (unaudited)        2002       2001       2000       1999       1998
      -----------------------------------------------------------------------------------------------------------------------------
      Net asset value at beginning of year                         $  21.20   $   22.50   $  21.48   $  23.13   $  20.13   $  20.68
      Income (loss) from investment operations:
      Net investment income                                            0.54        0.49       0.67       0.33       0.24       0.75
      Net realized and unrealized gain (loss) on securities            1.14       (1.32)      1.43       1.06       4.26       1.49
         Total income (loss) from investment operations                1.68       (0.83)      2.10       1.39       4.50       2.24
      Distributions:
      Dividends from net investment income                            (0.28)      (0.29)     (0.45)     (0.36)     (0.26)     (0.73)
      Distributions from net realized gains                              --       (0.18)     (0.63)     (2.68)     (1.24)     (2.06)
         Total distributions                                          (0.28)      (0.47)     (1.08)     (3.04)     (1.50)     (2.79)
      Net asset value at end of period                             $  22.60   $   21.20   $  22.50   $  21.48   $  23.13   $  20.13
      Total return                                                     8.00%      (3.69%)     9.97%      6.36%     22.78%     11.05%
      Ratios/supplemental data:
      Ratio of expenses to average net assets (actual)*                0.92%       0.96%      1.00%      0.97%      1.08%      1.05%
      Decrease reflected in the above expense ratios due
         to undertakings by Parnassus Investments                        --          --       0.18%      0.18%      0.19%      0.24%
      Decrease reflected in the above expense ratios due
         to fees paid indirectly                                       0.01%       0.07%        --         --         --         --
      Ratio of net investment income to average net assets             2.68%       2.29%      3.10%      1.34%      1.09%      2.30%
      Portfolio turnover rate                                         71.03%      42.01%     86.78%     97.42%     39.53%    166.32%
      Net assets, end of period (000's)                            $473,532   $ 273,429   $ 85,501   $ 55,421   $ 45,999   $ 40,903

      -----------------------------------------------------------------------------------------------------------------------------
                                                              June 30, 2003
      FIXED-INCOME FUND                                         (unaudited)        2002       2001       2000       1999       1998
      -----------------------------------------------------------------------------------------------------------------------------
      Net asset value at beginning of year                         $  15.88   $   14.94   $  14.19   $  14.49   $  15.98   $  16.04
      Income (loss) from investment operations:
      Net investment income                                            0.72        0.82       0.87       0.89       0.81       0.84
      Net realized and unrealized gain (loss) on securities            0.34        0.95       0.72      (0.29)     (1.49)      0.25
         Total income (loss) from investment operations                1.06        1.77       1.59       0.60      (0.68)      1.09
      Distributions:
      Dividends from net investment income                            (0.47)      (0.83)     (0.84)     (0.90)     (0.81)     (0.85)
      Distributions from net realized gains                              --          --         --         --         --      (0.30)
         Total distributions                                          (0.47)      (0.83)     (0.84)     (0.90)     (0.81)     (1.15)
      Net asset value at end of period                             $  16.47   $   15.88   $   14.94  $  14.19   $  14.49   $  15.98
      Total return                                                     6.73%      12.20%     11.31%      4.32%     (4.32%)     6.97%
      Ratios/supplemental data:
      Ratio of expenses to average net assets (actual)*                0.65%       0.81%      0.83%      0.78%      0.87%      0.79%
      Decrease reflected in the above expense ratios due
         to undertakings by Parnassus Investments                      0.38%       0.27%      0.32%      0.35%      0.36%      0.40%
      Ratio of net investment income to average net assets             4.80%       5.36%      5.84%      6.18%      5.36%      4.92%
      Portfolio turnover rate                                         51.91%      59.00%     21.19%     19.19%     13.47%     44.98%
      Net assets, end of period (000's)                            $ 27,122   $  19,092   $ 12,947   $ 10,309   $ 11,006   $ 11,482

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 33 OF 35

THE PARNASSUS INCOME TRUST

      -----------------------------------------------------------------------------------------------------------------------------
                                                              June 30, 2003
      CALIFORNIA TAX-EXEMPT FUND                                (unaudited)        2002       2001       2000       1999       1998
      -----------------------------------------------------------------------------------------------------------------------------
      Net asset value at beginning of year                         $  17.19   $   16.61   $  16.90   $  15.82   $  16.88   $  16.72
      Income (loss) from investment operations:
      Net investment income                                            0.49        0.59       0.70       0.72       0.72       0.75
      Net realized and unrealized gain (loss) on securities            0.03        0.83      (0.18)      1.10      (1.05)      0.26
         Total income (loss) from investment operations                0.52        1.42       0.52       1.82      (0.33)      1.01
      Distributions:
      Dividends from net investment income                            (0.32)      (0.59)     (0.70)     (0.71)     (0.72)     (0.75)
      Distributions from net realized gains                              --       (0.25)     (0.11)     (0.03)     (0.01)     (0.10)
         Total distributions                                          (0.32)      (0.84)     (0.81)     (0.74)     (0.73)     (0.85)
      Net asset value at end of period                             $  17.39   $   17.19   $  16.61   $  16.90   $  15.82     $16.88
      Total return                                                     3.07%       8.66%      3.09%     11.75%     (2.01%)     6.12%
      Ratios/supplemental data:
      Ratio of expenses to average net assets (actual)*                0.64%       0.73%      0.65%      0.52%      0.70%      0.67%
      Decrease reflected in the above expense ratios due
         to undertakings by Parnassus Investments                      0.36%       0.22%      0.20%      0.25%      0.25%      0.30%
      Ratio of net investment income to average net assets             3.09%       3.45%      4.19%      4.27%      4.42%      4.43%
      Portfolio turnover rate                                         23.02%      41.73%     23.14%      8.13%      1.75%      9.40%
      Net assets, end of period (000's)                            $ 26,836   $  26,163   $ 18,891   $ 17,186   $  7,777   $  7,342

    * For the six months ended June 30, 2003, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income Fund and 0.75% for the California Tax-Exempt Fund (See Note 5 for details). Certain fees were waived for the six months ended June 30, 2003, and for the years ended December 31, 2002, 2001, 2000, 1999, and 1998 for the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund.

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 34 OF 35

                           The Parnassus Income Trust
                           One Market - Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105
                                  415.778.0200
                                  800.999.3505
                                www.parnassus.com

                               INVESTMENT ADVISER
                              Parnassus Investments
                           One Market - Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105

                                  LEGAL COUNSEL
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                                50 Fremont Street
                             San Francisco, CA 94105

                                    CUSTODIAN
                            Union Bank of California
                               475 Sansome Street
                             San Francisco, CA 94111

                                   DISTRIBUTOR
                              Parnassus Investments
                           One Market - Steuart Tower
                                   Suite 1600
                             San Francisco, CA 94105


      This report must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                                    8/5/2003                       PAGE 35 OF 35

Item 2:  Code of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert - Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5:  Not applicable.

Item 6:  Reserved.

Item 7:  Not applicable.

Item 8:  Reserved.

Item 9:  Controls and Procedures.

(a) Based on the evaluation of the Parnassus Income Trust's disclosure controls and procedures as of August 7, 2003, these controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission.


(b) There were no significant deficiencies or material weaknesses in the Parnassus Income Trust's (the Trust) internal controls subsequent to the date of evaluation. However, the Trust is in the midst of an accounting software change. As a result, internal controls are being evaluated and changed as necessary, on an ongoing basis as the system evolves.


Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Parnassus Fund

By: /s/ Jerome L. Dodson
    ----------------------------------
    Jerome L. Dodson
    President

Date: August 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jerome L. Dodson
    --------------------------------
    Jerome L. Dodson
    President

Date: August 18, 2003


By: /s/ Bryant Cherry
    --------------------------------
    Bryant Cherry
    Vice President

Date: August 18, 2003